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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 March 14, 2007

CHASE MORTGAGE FINANCE CORPORATION (as Depositor under the Pooling and Servicing Agreement and the Trust Agreement, each dated as of February 1, 2007, providing for the issuance of Chase Mortgage Finance Trust Multi-Class Mortgage Pass-Through Certificates, Series 2007-A1)

                   Chase Mortgage Finance Trust Series 2007-A1
                                (Issuing Entity)

                       Chase Mortgage Finance Corporation
                                   (Depositor)

                             Chase Home Finance LLC
                                    (Sponsor)

                       Chase Mortgage Finance Corporation
                                  (Registrant)

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
           Delaware                      333-130223              52-1495132
 (State or Other Jurisdiction            (Commission          (I.R.S. Employer
       Of Incorporation)                File Number)         Identification No.)
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
194 Wood Avenue South, 3rd Floor
       Iselin, New Jersey                                            08830
 (Address of Principal Executive                                   (Zip Code)
            Offices)
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     Registrant's telephone number, including area code: (732) 205-0600

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 8.01. Other Events

     The Registrant registered issuances of Chase Mortgage Finance Trust Series 2007-A1 Multi-Class Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-130223 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $3,765,176,872 in aggregate principal amount of its Chase Mortgage Finance Trust Series 2007-A1 Multi-Class Mortgage Pass-Through Certificates, consisting of the Class 1-A1 Certificates, Class 1-A2 Certificates, Class 1-A3 Certificates, Class 1-A4 Certificates, Class 1-A5 Certificates, Class 1-A6 Certificates, Class 2-A1 Certificates, Class 2-A2 Certificates, Class 2-A3 Certificates, Class 2-A4 Certificates, Class 3-A1 Certificates, Class 3-A2 Certificates, Class 4-A1 Certificates, Class 4-A2 Certificates, Class 5-A1 Certificates, Class 5-A2 Certificates, Class 6-A1 Certificates, Class 6-A2 Certificates, Class 7-A1 Certificates, Class 7-A2 Certificates, Class 8-A1 Certificates, Class 8-A2 Certificates, Class 9-A1 Certificates, Class 9-A2 Certificates, Class 10-A1 Certificates and the Class 10-A2 Certificates (collectively, the "Offered Class I-A Certificates"), Class 11-A1 Certificates, Class 11-M1 Certificates, Class 11-S1 Certificates, Class 11-L1 Certificates, Class 11-F1 Certificates, Class 11-A2 Certificates, Class 11-A3 Certificates, Class 11-A4 Certificates, Class 11-A5 Certificates, Class 11-M5 Certificates, Class 11-S5 Certificates, Class 11-L5 Certificates, Class 11-F5 Certificates, Class 11-A6 Certificates, Class 11-A7 Certificates, Class 11-A8 Certificates, Class 11-M8 Certificates, Class 11-S8 Certificates, Class 11-L8 Certificates, Class 11-F8 Certificates, Class 12-A1 Certificates, Class 12-A2 Certificates, Class 12-A3 Certificates, Class 12-M3 Certificates, Class 12-S3 Certificates, Class 12-L3 Certificates, Class 12-F3 Certificates, Class 12-A4 Certificates, Class 13-A1 Certificates, Class 13-A2 Certificates, Class 13-M2 Certificates, Class 13-S2 Certificates, Class 13-L2 Certificates, Class 13-F2 Certificates and Class 13-A3 Certificates (collectively, the "Offered Class II-A Certificates"), Class I-M Certificates, Class II-M Certificates (together, the "Class M Certificates"), Class I-B1 Certificates, Class I-B2 Certificates (together, the "Offered Class I-B Certificates"), Class II-B1 Certificates and Class II-B2 Certificates (together, the "Offered Class II-B Certificates," and collectively with the Offered Class I-B Certificates, the "Offered Class B Certificates," and collectively with the Offered Class I-A Certificates, the Offered Class II-A Certificates and the Class M Certificates, the "Offered Certificates"), Class I-B3 Certificates, Class I-B4 Certificates, Class I-B5 Certificates (the "Non-Offered Class I-B Certificates"), Class II-B3 Certificates, Class II-B4 Certificates and Class II-B5 Certificates (the "Non-Offered Class II-B Certificates," and together with the Non-Offered Class I-B Certificates, the "Non-Offered Class B Certificates") on February 27, 2007.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated November 27, 2006, as supplemented by the Prospectus Supplement, dated February 26, 2007 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement or a Trust Agreement, attached hereto as Exhibits 4.1 and 99.2, respectively. The Pooling and Servicing Agreement is dated as of February 1, 2007, by and among Chase Mortgage Finance Corporation, as depositor, JPMorgan Chase Bank, N.A., as servicer, JPMorgan Chase Bank, N.A., as custodian and The Bank of New York Trust Company, N.A., as paying agent and trustee. The Trust Agreement is dated as of February 1, 2007, by and among Chase Mortgage Finance Corporation, as depositor and The Bank of New York Trust Company, N.A., as paying agent and trustee. The Certificates (consisting of the classes listed above) evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed rate, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $3,765,176,872 as of February 1, 2007.

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Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

          The Mortgage Loan Sale Agreement, dated as of February 1, 2007, between J.P. Morgan Mortgage Acquisition Corp. and Chase Mortgage Finance Corporation is attached hereto as Exhibit 99.1. The Mortgage Loan Sale Agreement, dated as of February 1, 2007, between Chase Home Finance LLC and Chase Mortgage Finance Corporation is attached hereto as Exhibit 99.2.

     Item 9.01. Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

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
4.1 Pooling and Servicing Agreement, dated as of February 1, 2007, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan Chase Bank, N.A., as Servicer, JPMorgan Chase Bank, N.A., as Custodian and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.

99.1 Mortgage Loan Sale Agreement, dated as of February 1, 2007, between J.P. Morgan Mortgage Acquisition Corp. and Chase Mortgage Finance Corporation.

99.2 Mortgage Loan Sale Agreement, dated as of February 1, 2007, between Chase Home Finance LLC and Chase Mortgage Finance Corporation.

99.3 Trust Agreement, dated as of February 1, 2007, among Chase Mortgage Finance Corporation, as Depositor and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MORTGAGE FINANCE CORPORATION


                                        By: /s/ Bruce Friedman
                                            ------------------------------------
                                        Name: Bruce Friedman
                                        Title: Authorized Signatory

Dated: March 14, 2007

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                                  EXHIBIT INDEX

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
Exhibit No.   Description
-----------   -----------
4.1           Pooling and Servicing Agreement, dated as of February 1, 2007, among Chase Mortgage Finance Corporation, as Depositor, JPMorgan
              Chase Bank, N.A., as Servicer, JPMorgan Chase Bank, N.A., as
              Custodian and The Bank of New York Trust Company, N.A., as Paying
              Agent and Trustee.

99.1 Mortgage Loan Sale Agreement, dated as of February 1, 2007, between J.P. Morgan Mortgage Acquisition Corp. and Chase Mortgage Finance Corporation.

99.2 Mortgage Loan Sale Agreement, dated as of February 1, 2007, between Chase Home Finance LLC and Chase Mortgage Finance Corporation.

99.3 Trust Agreement, dated as of February 1, 2007, among Chase Mortgage Finance Corporation, as Depositor and The Bank of New York Trust Company, N.A., as Paying Agent and Trustee.
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